UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 04, 2005 (Date of earliest event reported)
Ventana Medical Systems, Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-20931 (Commission File Number)	94-2976937 (IRS Employer Indentification Number)
	1910 Innovation Park Drive, Tucson, AZ (Address of principal executive offices)	85737 (Zip Code)
Registrant's telephone number, including area code: (520) 887-2155

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Ventana reports fourth quarter and full-year 2004 financial results and a two-for-one stock split.

99.1       Press Release of Ventana Medical Systems, Inc. dated February 04, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 04, 2005	VENTANA MEDICAL SYSTEMS, INC. By: /s/ Nicholas Malden Nicholas Malden Senior Vice President, Chief Financial Officer and Secretary